SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        November 19, 2017
                         Date of Report
                (Date of Earliest Event Reported)


                      ALLYME HOLDING INC.
      (Exact Name of Registrant as Specified in its Charter)

               RAIN SOUND ACQUISITION CORPORATION
                  (Former Name of Registrant)

Delaware                   000-55738                81-4679061
(State or other        (Commission File Number)    (IRS Employer
jurisdiction                                      of incorporation)


                     23E Caifu Building
                       88 Fuhua3 Road
                   Futian, Shenzhen, China
         (Address of principal executive offices) (zip code)

                      +1 778 888 2886
        (Registrant's telephone number, including area code

                  9545 Wilshire Boulevard
              Beverly Hills, California 90212
       (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 20, 2017, Allyme Holding Inc. (formerly Rain Sound Acquisition Corporation. (the "Registrant" or the "Company") issued 6,000,000 of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 92.3% of the total outstanding 6,500,000 shares of common stock as follows:

       Mark Zilin Wang          6,000,000

  With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reachedregarding any acquisition or other business combination. The Company changed its name as part of the change in control.
If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On November 19, 2017, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 18, 2017as amended and supplemented by the information contained in this report.

  The Registrant has been formed to effect a business combination with a private Chinese company, owned by Mark Zilin Wang, the sole shareholder and owner of the Company. The Company intends to engage in the sale of a range of general merchandise products. The Company anticipates that it achieve its goals, it will merge or otherwise effect a business combination with operating small and medium-sized retail and on-line stores. It will take over the products of those stores and maximize sales.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

  On November 19, 2017, the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

       James McKillop resigned as the Registrant's vice president and director.

        Mark Zilin Wang was named the sole director of the Registrant:

       Mark Zilin Wang was named President, Secretary and Chief Financial Officer of the Registrant.

  Mark Zilin Wang serves as President, Secretary, Chief Financial Officer and the sole director of the Registrant. Prior to 1995, Mr. Wang served as an associate professor at the University in China. In 1995 he relocated to Vancouver, Canada. From 2012 to 2013, Mr. Wang served as president of the Kitimat Hotel group, Canada. Since 2014, he has served as chairman of AllyMe Financial Services Ltd., Shenzhen, China. In 2014, Mr. Wang designed intelligent terminal software which provides management tools for modernization, consumption diversification information and networking. The system applied for software copyright protection in China. In 2011, Mr. Want was received the "China's Ten Outstanding CDO" by the China Brand Association. Mr. Wang received his Bachelor
Science degree specializing in computer science.

                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       ALLYME HOLDING INC.


Date: November 20, 2017
                                     /s/ Zilin Wang
                                          Mark Zilin Wang